SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-KA

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): JUNE 7, 1996


                             THE NETPLEX GROUP, INC.
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             (Exact name of registrant as specified in its charter)


    NEW YORK                        1-11784                 11-2824578
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(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)         Identification No.)

            8260 GREENSBORO DRIVE, 5TH FLOOR, MCLEAN, VIRGINIA 22102
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                     Address of principal executive offices


Registrant's telephone number, including area code: (703) 356-1717


                 175 COMMUNITY DRIVE, GREAT NECK, NEW YORK 11021
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         (Former name or former address, if changed since last report.)

         Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) The Registrant hereby amends Item 7 of this Form 8-K by including the requisite Financial Statements of The Netplex
Group, Inc. ("Netplex"), America's Work Exchange, Inc. ("AWE") and
Software Resources of New Jersey, Inc. ("SNJ").

                  (b) The Registrant hereby amends Item 7 of this Form 8-K by including the requisite pro forma financial information of the mergers between the Registrant and Netplex and AWE.


(c)      EXHIBIT NO.                        EXHIBITS

           99(a) Agreement and Plan of Reorganization and Merger, dated as of November 20, 1995, by and among the Registrant, Netplex and AWE (previously filed on this Report on Form 8-K).

           99(b) Financial Statements of Netplex, AWE and SNJ and ProForma Financial Information (filed herewith).


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE NETPLEX GROUP, INC.


Dated: August 6, 1996                 By: /s/ Gene Zaino
                                          -----------------------------
                                          Gene Zaino
                                          Chairman of the Board
                                           and President

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